UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2009
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
     As a foreign private issuer, Aspen Insurance Holdings Limited is required to furnish to the SEC information that is distributed or required to be distributed to its security holders. Aspen Insurance Holdings Limited is furnishing the proxy statement distributed to its shareholders, which has been attached as Exhibit 99.1.
     The proxy statement and annual report to security holders are available at http://www.aspen.bm.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.
     The following exhibit is furnished under Item 7.01 as part of this report:
99.1	Proxy Statement of Aspen Insurance Holdings Limited for the 2009 Annual General Meeting.
     The information furnished under Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: March 20, 2009	By: Name:	/s/ Richard Houghton Richard Houghton
	Title:	Chief Financial Officer

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